SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.  20549

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                          FORM 8-K
                       CURRENT REPORT

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             Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934

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             Date of  Report:  December 11, 1998

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            CRACKER BARREL OLD COUNTRY STORE, INC


                          Tennessee
                  (State of Incorporation)


     0-7536                                        62-0812904
(Commission File No.)                   (IRS Employer Identification No.)


305 Hartmann Drive, Lebanon, Tennessee               37087
(Address of Principal Executive Offices)           (Zip Code)

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     Registrant's telephone number, including area code:

                       (615) 444-5533

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Item 5.  Other Events.

     The registrant, at its option, reports the following information which is not otherwise called for by this form, that the registrant deems may be of importance to security holders:

     On December 11, 1998, the registrant announced an agreement to purchase all of the issued and outstanding capital stock of Logan's Roadhouse, Inc. The full text of the registrant's press release is attached as Exhibit 1.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibit

     (99) Press Release dated December 11, 1998 - CBRL Group,
          Inc. To Acquire Logan's Roadhouse, Inc.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CRACKER BARREL OLD COUNTRY STORE, INC.
                                              (Registrant)

Date:  December 16, 1998           By:  /s/James F. Blackstock
       _________________                ______________________________
                                        James F. Blackstock
                                        VP, General Counsel, Secretary


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